ANNUAL REPORT

                                (HOMESTATE LOGO)

                                  MUTUAL FUNDS

                                 JUNE 30, 1999

                             www.homestatefunds.com

                              THE HOMESTATE GROUP
                              -------------------

                    WELCOME TO THE HOMESTATE MUTUAL FUNDS
                    --------------------------------------

HomeState offers three mutual funds: The Pennsylvania (PA) Growth Fund, The Select Banking and Finance Fund and The Year 2000 Fund. The Funds offer investors a unique investment strategy aimed at pursuing long-term growth: what we call "The HomeState Advantage."

                           IN-DEPTH, ON-SITE RESEARCH
                           --------------------------

HomeState's own in-house team of research analysts believes in a common-sense, fundamental approach to choosing investments. Whenever we can, we visit a company before investing, talking to its management and employees, as well as its suppliers, customers and competitors.

                       PROFESSIONAL PORTFOLIO MANAGEMENT
                     ------------------------------------
HomeState's chief investment officer, Kenneth G. Mertz II, CFA, has over twenty years' experience in the money management industry, including seven years as chief investment officer of a $12 billion public pension fund. Ken has managed portfolios in both "up" and "down" markets and this experience guides him as he seeks to actively reduce risk.

                        UNIQUE INVESTMENT OPPORTUNITIES
                        -------------------------------

HomeState's mutual funds each focus on areas we feel are largely ignored by other institutional money managers:

               - companies based in our home state of Pennsylvania,
               - technology and "Year 2000 Problem-solving" companies,
               - smaller-sized banking & financial services companies.

(HomeState Pennsylvania   Invests a minimum 65% of its assets in companies
Growth Fund Logo)         headquartered or with significant operations in
                          the Commonwealth of Pennsylvania.

(HomeState Banking        Invests a minimum 65% of its assets in companies in
and Finance Fund Logo)    the banking and financial services industries, with a
                          focus on smaller companies in the Mid-Atlantic states.

(HomeState The Y2K        Invests a minimum 65% of its assets in companies
Fund Logo)                identified by the Fund's adviser as working to provide
                          solutions to the Year 2000 Problem.

In-Depth, On-Site Research. Professional Portfolio Management. Unique Investment Opportunities. That's The HomeState Advantage.

  Funds that invest in a particular state or region, or in a specific industry, may involve a greater degree of risk than funds with a more diversified portfolio. Investing in smaller companies' stock can involve higher risk and increased volatility than larger stocks. This report contains information about the Funds' performance. Past performance is no guarantee of future results. An investment in the Funds will fluctuate in value so that your account, when redeemed, may be worth more or less than your original purchase price.

THE HOMESTATE GROUP
-------------------

REPORT FROM MANAGEMENT

                                                                   July 31, 1999

Dear Shareholder:

The first six months of 1999 brought welcome news to HomeState shareholders.
The U.S. stock market finally began broadening out and all three HomeState Funds enjoyed a performance turnaround from the bleak months of 1998, when small-company stocks underperformed large-company stocks by historic margins. All three HomeState Funds outperformed their benchmark Russell 2000 Index in the six months ended June 30, 1999, and also outperformed the large-cap Standard & Poor's 500 Index for the three months ended June 30th. Please read the complete performance results of each HomeState Fund beginning on page 6, which include the Fund's one- five- and since inception average annual returns (where appropriate).

With better news across the board, I'd like to pass along a potpourri of items in my letter. Ken Mertz and Steve Russell provide full coverage of each Fund's strategies and results in the pages that follow.

  o In April, Standard & Poor's honored the PA Growth Fund as a "S&P Select
    -----------------------------------------------------------------------
    Fund" - one of the top 21 small-cap growth funds out of 323 such funds
    ----------------------------------------------------------------------
    surveyed.1<F1> We are extremely proud that Standard & Poor's has recognized
    --------
    our flagship fund for its long-term results and extend our congratulations to manager Ken Mertz and the Emerald research team.

  o The new Select Banking & Finance Fund was the #1 ranked financial services
   ----------------------------------------------------------------------------
   sector fund for the 1999 year-to-date period through June 30, 1999.
   -----------------------------------------------------------------
   Morningstar ranked 58 financial services funds for total return without regard to sales charges. Since its changeover from the Select Opportunities Fund in October of 1998, the Fund has benefited from consolidation in the Mid-Atlantic bank marketplace (a trend we expect to continue) and the experience and hard work of its portfolio management and research teams.

  o You can now find "The HomeState Advantage" on-line.  Updated information is
    --------------------------------------------------
    available at www.homestatefunds.com, including top holdings, manager
              ----------------------
    commentary, the aforementioned S&P Select Fund report and e-mailing to the Fund. Individual account information via the Internet is among the options we will explore in 1999/2000.

  o The Year 2000 Fund's prospectus states that the Fund's Year 2000 (Y2K) Problem focus has always been a temporary strategy, subject to change as the year 2000 nears. We are in the process of mailing a proxy statement to all Year 2000 Fund shareholders of record as of August 11th to implement changes proposed by the Fund's Board of Trustees. Upon completion of the proxy vote, we will provide all HomeState shareholders with information about how the changes will lead technology-sector investors into the new millennium.

  o Speaking of the Y2K problem, I am pleased to report that HomeState's primary service providers, including investment management (Emerald Advisers, Inc.), transfer agent and accounting services agent (Firstar Mutual Fund Services
    LLC) and custodian (Firstar Bank Milwaukee, N.A.) have all successfully completed Y2K-related correction and testing for mission critical programs and systems, and have Y2K contingency plans in place.

History will record 1998 as one of the worst years ever for small-cap investing relative to large-cap investing. As I said in the opening of this letter, 1999 has begun on a much better (and more historically normal) note. Many small-cap managers faced massive outflows in 1998, with some losing over half of their total managed assets. While the HomeState Funds experienced net redemptions at times throughout the year, they never approached the levels seen elsewhere. In fact, total assets managed by Emerald Advisers, Inc., the Fund's adviser, actually rose throughout 1998, topping $500 million in early 1999. We thank our fund family of shareholders for taking the long-term view during the turbulent months of 1998. As the Standard & Poor's "Select Fund" award demonstrates, we are committed to providing "The HomeState Advantage" to our shareholders and work to build a long-term record worthy of such recognition. We thank you for your continuing support.

Sincerely,

/s/Scott L. Rehr

Scott L. Rehr
President

1<F1>     For a class A shares, among 323 small cap growth funds, as of 4/7/99.
A Select Fund designation is based on a six month moving average of three years of absolute and volatility adjusted performance. Select funds must also demonstrate an appropriate level of management skill and experience, consistency of investment process and depth of organization. Standard & Poor's Select Fund evaluations are not a recommendation to buy, sell or hold. Nor is it a guaranty of any investment's net asset value. Select Fund evaluations are based on information available to Standard & Poor's and may change at any time. Complete and current information can be found at www.standardandpoors.com/onfunds.

ABOUT THE PERFORMANCE INFORMATION APPEARING IN THE LETTERS TO SHAREHOLDERS:

All performance information is presented on a total return basis unless otherwise noted and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate with market conditions so that shares may be worth more or less than their original cost when redeemed. Funds that invest in a particular industry or geographic region may involve a greater degree of risk than funds with a more diversified portfolio. All three HomeState Funds invest in the stocks of smaller-sized companies, which may involve higher risk and increased volatility than the stocks of larger companies. The Russell 2000 Index, Russell 2000 Growth Index, the Russell 2000 Value Index, S&P 500 Index, NASDAQ Composite Index and the NASDAQ Financial Index are all unmanaged indices of domestic common stocks. The Morningstar Small Company Funds Average and the Morningstar Financial Funds Average measure the performance returns of all mutual funds investing primarily in small company stocks and financial services company stocks, respectively. The Morningstar Small Company Funds Average included 710, 677, 180 and 139 funds for the six-month, one year, five year and PA Growth Fund since-inception periods ended June 30, 1999. The Morningstar Financial Funds Average includes 58 and 55 funds for the six month and one year periods ended June 30, 1999. Write or call for a free copy of the Funds' current prospectus, which contains more complete information including management fees, sales charges and other charges and expenses, and which you should read carefully before investing.

THE HOMESTATE GROUP
-------------------

MARKET AND ECONOMIC REVIEW

                                                                   July 31, 1999

Dear Shareholder:

The U.S. economy continues to represent the most exciting investing environment in the world. Strong economic growth combined with growing productivity, a strong currency and declining interest rates, the environment for investors was almost perfect. The key to the future is whether this marketplace has fully
discounted this bright picture of the last nine months.   Of course, not all
sectors or categories have participated in the equity rebound since last October. As you are aware, all HomeState Funds tend to concentrate on the small company sector of the U.S. marketplace. These stocks have underperformed their large cap counterparts (the S&P 500) over the past five years.

In the 4th quarter of 1998, it appeared these companies were gathering strength, but after lagging considerably in the 1st quarter of 1999 it became apparent that the 4th quarter represented just a snapback from the horrendous performance of the 3rd quarter. We now believe, however, that the broadening of the market and the outperformance in the 2nd quarter of 1999 represent the beginning of a new cycle of outperformance for small cap equities. Large cap companies have had a tremendous run over the past five years which was perpetuated by its own momentum. Strength in these stocks was met with continued index fund buying and then kept alive by momentum investors who pushed their valuations to new highs.

With small cap stocks selling at a discount to their large cap peers rather than their historic 18-20% premium, these stocks represent an incredible value which can grow on itself as it has done in past cycles. It also appears the momentum has been broken as flows into aggressive funds have increased since the end of the first quarter.

Lastly, corporate America's obsession with market share gains is expected to continue. This means productivity enhancements remains the most important by-product of corporate decision making leading to continued low inflation and low interest rates. Therefore, the environment for investors remains positive for the next few months.

Please continue to read along as we describe how these events and circumstances effected the three HomeState Funds during the six months ended June 30th.

Sincerely,

/s/Kenneth G. Mertz II, CFA

Kenneth G. Mertz II, CFA
Chief Investment Officer


THE HOMESTATE PENNSYLVANIA GROWTH FUND
--------------------------------------

THE FUND AT A GLANCE

HomeState Pennsylvania Growth Fund Performance Comparison vs. Russell 2000*<F2>
                   Growth of Hypothetical $10,000 Investment

AVG. ANNUAL TOTAL RETURN+
                                   1 YEAR         5 YEAR    INCEPTION
HomeState PA (load adjusted)**<F3> (13.55)%       16.42%    15.66%
HomeState PA (without load)         (9.24)%       17.55%    16.49%
Russell 2000                          1.45%       13.75%*** 14.61%***
                                                        <F4>      <F4>

date                 The HomeState    The HomeState     Russell 2000
                     Pennsylvania     Pennsylvania      Index
                     Growth Fund      Growth Fund
                     (load adjusted)  (without load)
10/1/92                  $9,525         $10,000         $10,000
6/30/93                 $10,449         $10,970         $12,096
6/30/94                 $11,897         $12,490         $12,455
6/30/95                 $15,344         $16,109         $14,702
6/30/96                 $21,471         $22,542         $18,231
6/30/97                 $23,524         $24,697         $21,186
6/30/98                 $29,415         $30,881         $24,745
6/30/99                 $26,699         $28,030         $25,104

*<F2>     The Russell 2000 Index is an unmanaged index of 2000 stocks weighted by market capitalization.

**<F3>    The Fund's total returns since Inception (October 1, 1992) and for one and five years reflect the effect of the maximum sales load charge of 4.75%.

***<F4>   Return does not include continuous dividend reinvestments as information is not available.

+<F5>     Past performance is not indicative of future performance.

THE HOMESTATE PENNSYLVANIA GROWTH FUND
TOP TEN HOLDINGS AS OF JUNE 30, 1999

ISSUE                                   % OF FUND
-----                                   ---------
1. Sanchez Computer Associates, Inc.        5.49%
2. Laser Vision Centers, Inc.               2.63%
3. Vishay Intertechnology, Inc.             2.39%
4. C&D Technologies, Inc.                   2.35%
5. 4Kids Entertainment, Inc.                2.32%
6. IGEN International, Inc.                 2.31%
7. Concentric Network Corporation           2.28%
8. The Associated Group, Inc. -- Class A    2.17%
9. Prime Bancorp, Inc.                      2.13%
10.Vitesse Semiconductor Corporation        2.04%


THE HOMESTATE PENNSYLVANIA GROWTH FUND
--------------------------------------

REPORT FROM MANAGEMENT

                                                               July 31, 1999

Dear Shareholder:

The second half of our fiscal year finally saw the awakening of the small cap sector with most of the gain in the final quarter. The Russell 2000 Index advanced 15.5% for the quarter ended June 30th versus a 6.7% gain for the S&P
500. It is interesting to note that this reversal of fortune started with large cap value stocks exploding in April. We then witnessed the trickle down theory as the broadening of the market carried over into small caps in general and small cap value in particular. For the quarter ended June 30th, the Russell 2000 Growth Index rose 14.8% but lagged the 16.7% rise in the Russell 2000 Value Index.

                    PERFORMANCE RESULTS FOR PERIODS ENDED JUNE 30, 1999
                    ----------------------------------------------------

                                      AVERAGE ANNUAL RETURN
               TOTAL RETURN -----------------------------------  TOTAL RETURN
FUND/INDEX     SIX MONTHS   ONE YEAR  FIVE YEAR SINCE INCEPTION  SINCE INCEPTION
----------     ----------   --------  --------- ---------------  ---------------
HomeState PA
  Growth Fund:
    At NAV:      +9.45%      -9.24%     +17.55%      +16.49%       +180.28%
    At MOP:      +4.28%     -13.55%     +16.42%      +15.66%       +166.94%
Russell 2000
  Index          +9.24%      +1.45%     +13.75%      +14.61%       +151.04%
Morningstar
  Small-Company
  Funds Average + 9.36%     + 2.58%    + 17.87%     + 16.79%      + 185.17%

See information relating to performance results on page 4.

This movement to value stocks in the quarter was a double edge sword. A broadening of the marketplace removes the total negative sentiment of 1998. At the same time our emphasis on higher P/E ratio stocks did not fully pay off in the 2nd Quarter. This was especially true in June as the Federal Reserve's prelude to a rate hike trimmed the gains made earlier in the quarter. The correction in mid-June was concentrated in the highest growth stocks as the anticipation of higher rates would have a greater impact on these stocks.

The valuation of this marketplace remains the key question for equity investors. We are not concerned over the market's overall valuation because of our positive view-point on inflation, resulting in lower interest rates. In a low inflation, low interest rate environment, investors are willing to pay substantially higher multiples for S&P type growth (6.5% for '99) than in a higher rate environment. For example, market participants should be willing to pay over 50 times earnings for a consistent 15% grower in a 2% environment. Our interest is enhanced when we analyze the Russell 2000's price/earnings multiple trading at an 11% discount to the S&P 500. Historically, small caps have traded at premiums ranging from 10% to 40% with an average of 20%. With a near perfect investment environment of low inflation, declining interest rates, increasing productivity and corporate profits, we remain upbeat for the balance of 1999. If any problems do exist, it remains confined to the millennium bug (Y2K). We believe the Y2K problem can cause disruptions but that a great deal of the work has already been accomplished. The greatest problem that we see is one of perception. We remain on guard but we have not yet seen our own shadow.

During the latest quarter, two of our largest holdings were exceptional performers. Laser Vision Centers was up 65% and Sanchez Computer Associates up 198%. In addition, Net.B@nk, an Internet bank, had a tremendous quarter in which we were able to capture most of the upside with some profit taking.

Laser Vision provides mobile laser eye surgery, which is a business model we understand because of a prior holding whose product was different but used a similar delivery method. The demographics for laser surgery are tremendous and has translated into EBITDA growth of 500% and revenue growth of 120%. Sanchez Computer is being recognized as the backbone for Internet banking. This leading position has enabled Sanchez to win contracts with Citibank, ING Bank, and the newest entry from Bank One, WingspanBank.com. Both of these companies are still not followed by many major firms and their prospects are not fully reflective in their price.

These stocks have a lot in common and can give us some insight into why these companies are "HomeState Picks."

   A.) Top line growth
   B.) Dominant market share
   C.) Providing new, innovative products
   D.) Impenetrable business plans
   E.) Attractively priced due to lack of "Wall Street" research

We are positioning the portfolio to have a greater consumer weighting than in the past. Specifically, we expect to increase this economic sector near our 35% limit. We have increased our "teen" retailing exposure as well as our overall exposure to consumer spending. As disposable income continues to increase, we expect the consumer to be the driving force in the economy for the balance of the year.

The Pennsylvania economy remains a compelling investment environment. We expect many new initial public offerings in the second half of the year that should represent good investment opportunities for our investors. Recently the Pennsylvania Department of Community and Economic Development drafted a list of key Pennsylvania facts.

   o At 2.8%, Pennsylvania has one of the lowest personal income taxes in the nation.
   o Median housing costs are $20,000 below the national average.
   o Pennsylvania has the nation's eighth-highest number of high technology employees.
   o With more than 160 companies, Pennsylvania has the country's second-highest number of biopharmaceutical and biotech funds.
   o With 158 laboratories - the fourth most in the U.S. - Pennsylvania is one of the nation's leaders in overall federal research funds for research and development.

As we begin a new fiscal year, we continue our work in providing our shareholders with "The HomeState Advantage."

Sincerely,

/s/Kenneth G. Mertz II, CFA

Kenneth G. Mertz II, CFA

Portfolio Manager
Chief Investment Officer


THE HOMESTATE SELECT BANKING AND FINANCE FUND
---------------------------------------------

THE FUND AT A GLANCE

  HomeState Select Banking and Finance Fund Performance Comparison vs. Russell
              2000*<F6> Growth of Hypothetical $10,000 Investment

                           AVG. ANNUAL TOTAL RETURN+<F8>
                                             1 YEAR    INCEPTION
HomeState Sel (load adjusted)**<F7>          (5.18)%   12.68%
HomeState Sel (without load)                 (0.45)%   15.03%
Russell 2000                                   1.45%   11.02%


date            The HomeState Select    The HomeState Select         Russell
                Banking and Finance     Banking and Finance          2000 Index
                Fund(load adjusted)     Fund (without load)
2/18/97              $9,525                  $10,000                  $10,000
3/31/97              $9,249                  $9,710                   $9,301
6/30/97              $11,144                 $11,700                  $10,804
9/30/97              $14,207                 $14,916                  $12,409
12/31/97             $12,757                 $13,393                  $11,988
3/31/98              $14,027                 $14,727                  $13,224
6/30/98              $13,323                 $13,988                  $12,620
9/30/98              $9,679                  $10,162                  $10,063
12/31/98             $10,136                 $10,642                  $11,720
3/31/99              $10,643                 $11,174                  $11,083
6/30/99              $13,264                 $13,926                  $12,803

*<F6>The Russell 2000 Index is an unmanaged index of 2000 stocks weighted by market capitalization.

**<F7>TheFund's total returns since Inception (February 18, 1997) and for one year reflect the effect of the maximum sales load charge of 4.75%.

+<F8>Past performance is not indicative of future performance.

THE HOMESTATE SELECT BANKING AND FINANCE FUND
TOP TEN HOLDINGS AS OF JUNE 30, 1999

ISSUE                                       % OF FUND
-----                                       ---------
1. JeffBanks, Inc.                            4.36%
2. Sanchez Computer Associates, Inc.          3.74%
3. Mercantile Bankshares Corporation          3.23%
4. Progress Financial Corporation             3.04%
5. Commerce Bancorp, Inc.                     2.95%
6. S&T Bancorp, Inc.                          2.69%
7. First Sierra Financial, Inc.               2.67%
8. Liberty Property Trust                     2.46%
9. Federated Investors, Inc.                  2.46%
10.Fulton Financial Corporation               2.44%


THE HOMESTATE SELECT BANKING AND FINANCE FUND
---------------------------------------------

REPORT FROM MANAGEMENT

                                                                   July 31, 1999

Dear Shareholder:

As we approach the midway point of calendar 1999, the HomeState Select Banking and Finance Fund (the Fund) is currently ranked by Morningstar as the number one banking and financial services mutual fund in the nation for the first six months of 1999 ended June 30th, having outperformed the NASDAQ Financial Index by more than 22% over the same period. Morningstar surveyed the total return of 58 such funds without regard to sales charges. We would like to extend a special thanks to our fellow shareholders that have been with the Fund since its successful transition to a banking and financial services fund on October 20, 1998. We are proud to say that since the transition, the Fund has returned an impressive 45% to our shareholders and has outpaced the NASDAQ Financial Index by 30%, again for the period ended June 30th.

                             PERFORMANCE RESULTS FOR PERIODS ENDED JUNE 30, 1999
                             ---------------------------------------------------
                                       AVERAGE ANNUAL RETURN
                        TOTAL RETURN -------------------------    TOTAL RETURN
FUND/INDEX               SIX MONTHS  ONE YEAR  SINCE INCEPTION   SINCE INCEPTION
----------               ----------  --------  ---------------   ---------------
HomeState Select Banking
  & Finance Fund*<F9>:
    At NAV                 +30.85%    - 0.45%      +15.03%           +39.26%
    At MOP                 +24.63%    - 5.18%      +12.68%           +32.62%
Russell 2000 Index         + 9.24%    + 1.45%      +11.02%           +28.03%
Morningstar - Financial
Funds Average              + 8.12%    + 2.35%        n/a               n/a

  *<F9>   Prior to 10/20/98 the Fund was called the Select Opportunities Fund and pursued a different objective.

See information relating to performance results on page 4.

How have we been so successful in a market where the banking and financial services sectors have remained out of favor with the NASDAQ Financial Index still 7% off of its April 22, 1998 high? The answer is very simple, it is the "HomeState touch," the hands-on fundamental bottom-up research that has been the HomeState trademark for years and will continue to bring our fellow shareholders success in the future. The challenge was issued to our research and portfolio management teams to discover superior banks and financial institutions possessing superior earnings growth potential, improving operating efficiencies and excellent asset quality and we dare say we have been successful to date and will continue to maintain the same diligence in the future for our fellow shareholders.

Three themes have driven the banking and financial services market in the first half of 1999 and will continue to do so for the remainder of the calendar year. These themes are the Internet, Year 2000 (Y2K) challenges and the elimination of the "pooling-of-interest" method of accounting.

The Internet has created a paradigm shift in banking and will continue to spur debate over the benefits of Internet banking. Internet banking has allowed both traditional banks, as well as Internet start-ups, to lower their expenses while offering customers higher rates on CDs and checking and money market accounts than what their peers, the pure brick and mortar banks, can offer. In fact, rates for interest bearing checking accounts at an Internet bank are typically at least 3% compared with the industry average of about 1%. How the Internet will be best utilized in the banking and financial services sectors is yet to be determined, but what is evident is that banking will not be the same. Though the Internet has significantly influenced the banking and financial services sectors in the first half of 1999, other technology concerns, such as Y2K concerns, have preoccupied the minds of many management teams.

The passage of the interstate banking legislation in 1985 sparked a wave of banking mergers that has continued for well over a decade. Since 1990, the number of banks has decreased nationally from 12,230 to 8,688. In 1998 bank mergers began to slow as banks and financial institutions have had to focus their attention to resolving Y2K concerns. Y2K involves the inability of computers to distinguish between the dates 1900 and 2000. As a result, at the turn of the new millennium, these systems could cease operating.

It has been estimated that the U.S. banking and financial services industries will spend $9 billion to prepare for computer issues related to Y2K, making them among the best prepared businesses in the world. FDIC Chairman Donna Tanoue has made Y2K her top priority. In fact, federal examiners have completed two extensive sweeps through the nation's banks, thrifts and credit unions and gave 97% of the institutions their highest rankings.

Having addressed the Y2K concerns expeditiously, banks are now poised to continue their torrid pace of mergers and acquisitions. Spawning a more rapid pace of mergers and acquisitions in the banking and financial services sector in the second half of 1999 and through the year 2000 is the recent announcement by the Securities and Exchange Commission (SEC) and the Financial Accounting Standards Board (FASB) that the pooling-of-interest method of accounting for takeovers will be eliminated as of January 1st in the year 2001.

Currently, there are two accounting methodologies to accomplish mergers: pooling-of-interest and purchase accounting. In purchase accounting, goodwill (the excess of the price paid over the book value of the assets) is amortized over as many as 40 years. The new guidelines will reduce the period which goodwill may be amortized to 20 years, thus reducing earnings of the acquiring company each year by the amortized goodwill amount. With the elimination of the pooling-of-interest method of accounting imminent, we expect that the pace of consolidation in the banking and financial services sector will certainly escalate.

An attractive investment environment in the banking and financial services industry remains soundly in place as second quarter earnings grew by greater than 10%. We expect the banking industry to continue to deliver strong financial results in the second half of 1999 supported by strong economic growth, excellent asset quality trends, continued stock buybacks and strong growth in fee-based revenue. Though we can not predict the future, the HomeState portfolio management team remains extremely excited about the potential of the Fund and look forward to sharing our continued success with our fellow shareholders.

Sincerely,

/s/Steven E. Russell, Esq.

Steven E. Russell, Esq.
Vice President
Co-Portfolio Manager


THE HOMESTATE YEAR 2000 FUND
----------------------------
THE FUND AT A GLANCE

     HomeState Year 2000 Fund Performance Comparison vs. Russell 2000*<F10>
                   Growth of Hypothetical $10,000 Investment

                                        AVG. ANNUAL TOTAL RETURN+<F12>
                                             1 YEAR    INCEPTION
HomeState Y2K (load adjusted)**<F11>         (2.25)%    10.53%
HomeState Y2K (without load)                   0.66%    12.51%
Russell 2000                                   1.45%     5.39%


date                 The HomeState      The HomeState       Russell 2000 Index
                     Year 2000 Fund     Year 2000 Fund
                     (load adjusted)    (without load)
10/31/97             $9,710             $10,000             $10,000
12/31/97             $10,341            $10,650             $10,220
3/31/98              $11,797            $12,150             $11,274
6/30/98              $11,739            $12,090             $10,758
9/30/98              $8,661             $8,920              $8,579
12/31/98             $10,555            $10,870             $9,991
3/31/99              $10,157            $10,460             $9,448
6/30/99              $11,817            $12,170             $10,914

*<F10>The Russell 2000 Index is an unmanaged index of 2000 stocks weighted by market capitalization.

**<F11>The Fund's total returns from Inception (October 31, 1997) and for one year reflect the effect of the maximum sales load charge of 2.90%.

+<F12>Past performance is not indicative of future performance.

THE HOMESTATE YEAR 2000 FUND
TOP TEN HOLDINGS AS OF JUNE 30, 1999

ISSUE                                                               % OF FUND
-----                                                               ---------
  1.Cisco Systems, Inc.                                                 4.98%
  2.Mastech Corporation                                                 4.98%
  3.Unisys Corporation                                                  4.73%
  4.Exodus Communications, Inc.                                         3.97%
  5.Sanchez Computer Associates, Inc.                                   3.75%
  6.Diamond Technology Partners Incorporated                            3.46%
  7.Complete Business Solutions, Inc.                                   3.37%
  8.Apple Computer, Inc.                                                3.07%
  9.Vishay Intertechnology, Inc.                                        2.90%
  10.Mercury Interactive Corporation                                    2.89%

THE HOMESTATE YEAR 2000 FUND
----------------------------


REPORT FROM MANAGEMENT

                                                                   July 31, 1999

Dear Shareholder:

As the calendar moves closer and closer to the new millennium, America, and yes the world, remains concerned about whether our computer-led world is ready for the simple turn of the clock from 11:59 p.m. to 12:00 a.m. on January 1, 2000. Of course, it is not the clock which is our concern, but that internal processor which is moving from '99 to '00. While we have previously discussed the magnitude of the issue reaching from $600 billion to $1 trillion, it now appears the work is getting done faster than expected and the bill is expected to be less than anticipated - closer to $450 billion.

Is the job done and will everything be okay come the first of January? "No" is the answer to both questions. Corporate America, while mostly completing mission critical applications, will have many non-critical projects to complete after the year-end has come and gone. In addition, testing will be going on right up until the clock strikes midnight. Problems may still arise in local government, supply chains, foreign countries/corporations and embedded chips.

The Y2K problem has, of course, been very profitable for the many companies we now hold or have held since inception of your Fund in 1997. Not only have these companies seen top-line and bottom-line growth of extraordinary proportion, but the successful companies, such as Complete Business Solutions, Mastech and Mercury Interactive, have leveraged their Y2K business to move to new platforms such as e-commerce which will propel their future growth.

                            PERFORMANCE RESULTS FOR PERIODS ENDED JUNE 30, 1999
                           -----------------------------------------------------
                                         AVERAGE ANNUAL RETURN
                           TOTAL RETURN ------------------------  TOTAL RETURN
FUND/INDEX                  SIX MONTHS  ONE YEAR SINCE INCEPTION SINCE INCEPTION
----------                 ------------ -------- --------------- ---------------
HomeState Year 2000 Fund:
  At NAV                      +11.96%    + 0.66%     +12.51%         +21.70%
  At MOP                      + 8.76%    - 2.25%     +10.53%         +18.16%
Russell 2000 Index            + 9.24%    + 1.45%     + 5.39%         + 9.14%

See information relating to performance results on page 4.

Since the Y2K business is winding down, we believe it is imperative to broaden our guidelines. Our emphasis has been mostly on a sub-sector of the technology world. While this has served us well as we move closer to the end of '99, a broadening of our technology focus will allow us to fully participate in many more "tech" opportunities available to us. These could include, but will not be limited to, the telecom industry, software, Internet technology, integrated circuits, semiconductor chips, electronics, etc. Of course, we will continue to emphasize our Emerald in-house research team, which is dedicated to discovering new emerging technology before they are fully appreciated by the marketplace. Shareholders of record on August 11, 1999 will be receiving more information on our impending changes and we hope you will continue with us on this beneficial path.

Sincerely,

/s/Kenneth G. Mertz II, CFA

Kenneth G. Mertz II, CFA
Portfolio Manager
Chief Investment Officer


THE HOMESTATE PENNSYLVANIA GROWTH FUND
--------------------------------------

SCHEDULE OF INVESTMENTS                                          JUNE 30, 1999

                                                                       MARKET
                                                         SHARES        VALUE
                                                         ------        ------
COMMON STOCKS -- 93.2%
COMMUNICATIONS & BROADCASTING -- 3.4%
      Comcast Corporation -- Class A*<F13>............  14,900     $  572,719
      FlashNet Communications, Inc.*<F13>^<F14>.......   6,000        176,625
      4Kids Entertainment, Inc.*<F13>^<F14>........... 129,525      2,299,069
      WorldGate Communications, Inc.*<F13>............   6,000        307,500
                                                                  -----------
      TOTAL COMMUNICATIONS & BROADCASTING.............              3,355,913
                                                                  -----------

FINANCE & INSURANCE -- 14.7%
      INSURANCE CARRIERS -- 4.7%
      Donegal Group Inc............................... 106,510      1,211,551
      Penn Treaty American Corporation*<F13>..........  65,250      1,570,078
      Penn-America Group, Inc......................... 123,250      1,278,719
      Provident American Corporation*<F13>............  20,700        577,012
                                                                  -----------
                                                                    4,637,360
                                                                  -----------

      SAVINGS, CREDIT & OTHER FINANCIAL INSTITUTIONS -- 1.8%
      Progress Financial Corporation..................  85,350      1,248,244
      SEI Investments Company.........................   6,700        591,275
                                                                  -----------
                                                                    1,839,519
                                                                  -----------

      STATE & NATIONAL BANKS -- 8.2%
      BT Financial Corporation........................  23,710        581,636
      First Colonial Group, Inc.......................  31,757        758,204
      JeffBanks, Inc..................................  59,683      1,697,235
      Main Street Bancorp, Inc........................  69,129      1,002,371
      Net.B@nk, Inc.*<F13>^<F14>......................  22,000        836,000
      Prime Bancorp, Inc..............................  76,310      2,108,064
      Republic First Bancorp, Inc.*<F13>..............   2,000         16,000
      Royal Bancshares of Pennsylvania, Inc.
        -- Class A                                      14,404        234,065
      Sun Bancorp, Inc................................  26,505        639,433
      Susquehanna Bancshares, Inc.....................  13,604        240,621
                                                                  -----------
                                                                    8,113,629
                                                                  -----------
      TOTAL FINANCE & INSURANCE...............................     14,590,508
                                                                  -----------

MANUFACTURING -- 32.7%
      BUILDING & HOUSING -- 0.1%
      Berger Holdings, Ltd.*<F13>.....................  21,600         66,150
                                                                  -----------
      CHEMICALS & ALLIED PRODUCTS  -- 1.0%
      OM Group, Inc.^<F14>............................  30,000      1,035,000
                                                                  -----------
      COMPUTER & OFFICE EQUIPMENT -- 2.0%
      Safeguard Scientifics, Inc.*<F13>...............  32,150      1,993,300
                                                                  -----------
      DIVERSIFIED OPERATIONS -- 0.5%
      Matthews International Corporation -- Class A...  15,900        471,038
                                                                  -----------
      IRON & STEEL -- 0.1%
      Carpenter Technology Corporation................   2,000         57,125
                                                                  -----------
      MISCELLANEOUS ELECTRICAL MACHINERY,
      EQUIPMENT & SUPPLIES -- 14.3%
      Allen Organ Company -- Class B..................   9,864        361,269
      Applied Micro Circuits Corporation*<F13>^<F14>..   1,000         82,250
      Bel Fuse Inc. -- Class A*<F13>^<F14>............  19,300        540,400
      C&D Technologies, Inc...........................  76,000      2,327,500
      C-COR Electronics, Inc.*<F13>...................  67,100      1,870,413
      Herley Industries, Inc*<F13>....................  93,600      1,222,650
      The JPM Company*<F13>...........................  30,000        390,000
      Kulicke and Soffa Industries, Inc.*<F13>........  10,000        268,125
      TB Wood's Corporation...........................  10,600        115,937
      Technitrol, Inc.................................   1,200         38,700
      Teleflex Incorporated...........................  33,000      1,433,437
      TranSwitch Corporation*<F13>^<F14>..............  23,400      1,108,575
      Vishay Intertechnology, Inc.*<F13>.............. 112,500      2,362,500
      Vitesse Semiconductor Corporation*<F13>^<F14>...  30,000      2,023,125
                                                                  -----------
                                                                   14,144,881
                                                                  -----------

      MISCELLANEOUS INDUSTRIAL MACHINERY
      & EQUIPMENT -- 4.9%
      JLG Industries, Inc.............................  80,200      1,634,075
      Met-Pro Corporation............................. 107,150      1,339,375
      SI Handling Systems, Inc........................ 177,125      1,859,812
                                                                  -----------
                                                                    4,833,262
                                                                  -----------

      PAPER & FOREST PRODUCTS -- 0.7%
      P.H. Glatfelter Company.........................  50,000        731,250
                                                                  -----------
      PHARMACEUTICAL PREPARATIONS -- 4.1%
      Biomatrix, Inc.*<F13>^<F14>.....................  18,000        389,250
      Celgene Corporation*<F13>^<F14>.................  99,350      1,744,834
      CollaGenex Pharmaceuticals, Inc.*<F13>..........  28,100        281,000
      Coulter Pharmaceutical, Inc.*<F13>^<F14>........  20,000        451,250
      Neose Technologies, Inc.*<F13>.................. 113,440      1,155,670
                                                                  -----------
                                                                    4,022,004
                                                                  -----------

      PRECISION INSTRUMENTS
      & MEDICAL SUPPLIES -- 4.9%
      ChromaVision Medical Systems, Inc.*<F13>^<F14>.. 100,460        992,042
      Environmental Tectonics Corporation*<F13>....... 139,200      1,322,400
      IGEN International, Inc.*<F13>^<F14>............  78,500      2,286,313
      Medical Technology & Innovations, Inc.*<F13>....1,460,789       219,118
                                                                  -----------
                                                                    4,819,873
                                                                  -----------

      TELECOMMUNICATIONS EQUIPMENT -- 0.1%
      InterDigital Communications Corporation*<F13>...   5,000         23,125
      Pinnacle Holdings Inc.*<F13>^<F14>..............   5,000        122,500
                                                                  -----------
                                                                      145,625
                                                                  -----------
      TOTAL MANUFACTURING ....................................     32,319,508
                                                                  -----------

REAL ESTATE INVESTMENT TRUSTS -- 4.7%
      Brandywine Realty Trust.........................  62,500      1,238,281
      Crown American Realty Trust.....................  90,000        658,125
      Liberty Property Trust..........................  50,000      1,243,750
      Resource Asset Investment Trust................. 116,000      1,464,500
                                                                  -----------
      TOTAL REAL ESTATE INVESTMENT TRUSTS ....................      4,604,656
                                                                  -----------

SERVICES -- 25.5%
      BUSINESS SERVICES -- 2.1%
      Diamond Technology Partners
       Incorporated*<F13>^<F14>                         71,130      1,591,534
      Marlton Technologies, Inc.*<F13>................  24,200         90,750
      VerticalNet, Inc.*<F13>.........................   4,300        451,500
                                                                  -----------
                                                                    2,133,784
                                                                  -----------

      COMPUTER SERVICES -- 15.5%
      AboveNet Communications Inc.*<F13>^<F14>........  45,200      1,824,950
      Amkor Technology, Inc.*<F13>....................  82,900        849,725
      Ansoft Corporation*<F13>........................  84,000        682,500
      Concentric Network Corporation*<F13>^<F14>......  56,800      2,257,800
      CustomTracks Corporation^<F14>..................   9,250        517,422
      DocuCorp International, Inc.*<F13>^<F14>........  43,910        181,129
      Mastech Corporation*<F13>.......................  92,000      1,713,500
      Prophet 21, Inc.*<F13>..........................   2,500         18,125
      Sanchez Computer Associates, Inc.*<F13>......... 157,100      5,439,587
      SunGard Data Systems Inc.*<F13>.................  41,400      1,428,300
      Tangram Enterprise Solutions, Inc.*<F13>^<F14>..  85,150        250,128
      Verio Inc.*<F13>^<F14>..........................   2,400        166,800
                                                                  -----------
                                                                   15,329,966
                                                                  -----------

      FINANCIAL SERVICES -- 0.5%
      The Ashton Technology Group, Inc.*<F13>.........  20,100        251,250
      Towne Services, Inc.*<F13>^<F14>................  32,400        255,150

                                                                      506,400
                                                                  -----------

      MEDICAL & HEALTH SERVICES -- 2.7%
      CoreCare Systems, Inc.*<F13>.................... 127,000         43,656
      Laser Vision Centers, Inc.*<F13>^<F14>..........  41,300      2,601,900
                                                                  -----------
                                                                    2,645,556
                                                                  -----------

      PERSONAL SERVICES -- 1.3%
      Education Management Corporation*<F13>..........  15,500        321,625
      InfoSpace.com, Inc.*<F13>^<F14>.................   7,000        329,000
      Right Management Consultants, Inc.*<F13>........  39,400        610,700
                                                                  -----------
                                                                    1,261,325
                                                                  -----------

      TELECOMMUNICATION SERVICES -- 3.4%
      The Associated Group, Inc. -- Class A*<F13>.....  33,000      2,149,125
      D&E Communications, Inc. .......................   6,955        150,402
      Hyperion Telecommunications, Inc.
       -- Class A*<F13>                                 55,000      1,034,688
                                                                  -----------
                                                                    3,334,215
                                                                  -----------
      TOTAL SERVICES..........................................     25,211,246
                                                                  -----------

TRANSPORTATION -- 0.5%
      Arnold Industries, Inc. ........................  33,450        516,384
                                                                  -----------

UTILITIES -- 1.4%
      Philadelphia Suburban Corporation...............  62,166      1,433,703
                                                                  -----------
WHOLESALE & RETAIL TRADE -- 10.3%
      MISCELLANEOUS RETAIL STORES -- 2.7%
      Brookstone, Inc.*<F13>^<F14>....................  78,600      1,218,300
      Electronics Boutique Holdings Corp.*<F13>....... 101,250      1,442,813
                                                                  -----------
                                                                    2,661,113
                                                                  -----------

      RETAIL APPAREL & ACCESSORY STORES -- 6.0%
      The Buckle, Inc.*<F13>^<F14>....................  29,900        859,625
      Charming Shoppes, Inc.*<F13>.................... 117,500        716,016
      Chico's Fas, Inc.*<F13>^<F14>...................  15,000        352,500
      David's Bridal, Inc.*<F13>......................  10,000        155,625
      Hot Topic, Inc.*<F13>^<F14>.....................  33,500        904,500
      Pacific Sunwear of California, Inc.*<F13>^<F14>.  45,000      1,096,875
      Piercing Pagoda, Inc.*<F13>..................... 127,200      1,605,900
      Urban Outfitters, Inc.*<F13>....................   9,000        226,125
                                                                  -----------
                                                                    5,917,166
                                                                  -----------

      WHOLESALE MISCELLANEOUS -- 1.6%
      The Boyds Collection, Ltd.*<F13>................  60,000      1,038,750
      Creative Master International, Inc.*<F13>^<F14>.  70,000        358,750
      OroAmerica, Inc.*<F13>^<F14>....................  35,000        245,000
                                                                  -----------
                                                                    1,642,500
                                                                  -----------

      TOTAL WHOLESALE & RETAIL TRADE..........................     10,220,779
                                                                  -----------
      TOTAL COMMON STOCKS (COST $70,094,556)..................     92,252,697
                                                                  -----------


                                                     PRINCIPAL        MARKET
                                                       AMOUNT         VALUE
                                                       ------         ------
SHORT-TERM INVESTMENTS -- 3.6%
      VARIABLE RATE DEMAND NOTES # -- 3.6%
      Firstar Bank, 4.9700%........................$3,544,676       3,544,676
                                                                  -----------
      TOTAL SHORT-TERM INVESTMENTS (COST $3,544,676)..........      3,544,676
                                                                  -----------
TOTAL INVESTMENTS (COST OF $73,639,232) -- 96.8%..............     95,797,373
                                                                  -----------
OTHER ASSETS AND LIABILITIES, NET -- 3.2%.....................      3,179,186
                                                                  -----------
NET ASSETS -- 100.0%..........................................    $98,976,559
                                                                  -----------
                                                                  -----------

*<F13>    Non-income producing security.

^<F14>    Non-Pennsylvania Company as defined in the Fund's current prospectus
(the aggregate value of such securities amounted to $29,098,596 as of June 30, 1999).

#<F15>    Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 1999.

See accompanying Notes to Financial Statements


THE HOMESTATE SELECT BANKING AND FINANCE FUND
---------------------------------------------


SCHEDULE OF INVESTMENTS                                          JUNE 30, 1999

                                                                       MARKET
                                                         SHARES        VALUE
                                                         ------       -------
COMMON STOCKS -- 97.0%

FINANCE & INSURANCE -- 82.1%
      INSURANCE CARRIERS -- 8.1%
      Donegal Group Inc...............................   8,000    $    91,000
      Harleysville Group Inc..........................   9,000        184,500
      Motor Club of America *<F16>....................   2,500         32,656
      Penn Treaty American Corporation *<F16>.........  11,600        279,125
      Philadelphia Consolidated Holding Corp. *<F16>..  12,100        296,450
      Provident American Corporation *<F16>...........   6,700        186,763
                                                                  -----------
                                                                    1,070,494
                                                                  -----------

      SAVINGS, CREDIT & OTHER FINANCIAL INSTITUTIONS -- 19.6%
      Brookline Bancorp, Inc..........................  10,000        115,625
      Federated Investors, Inc........................  18,000        322,875
      First Keystone Financial, Inc...................   9,000        118,125
      First Sierra Financial, Inc. *<F16>.............  14,000        350,000
      Gabelli Asset Management Inc. -- Class A<F16>*..   3,600         56,925
      Knight/Trimark Group, Inc. -- Class A*<F16>.....     500         30,500
      Laurel Capital Group, Inc.......................   4,750         76,297
      Medallion Financial Corp........................   4,000         76,250
      Ocean Financial Corp............................   5,600        101,500
      Prime Bancorp, Inc..............................   8,500        234,813
      Progress Financial Corporation..................  27,300        399,263
      PSB Bancorp, Inc. *<F16>........................  15,500         94,938
      SEI Investments Company.........................   3,400        300,050
      Southwest Securities Group, Inc.................     700         50,225
      Sovereign Bancorp, Inc..........................  15,000        181,875
      Telebanc Financial Corporation*<F16>............   1,560         60,450
                                                                  -----------
                                                                    2,569,711
                                                                  -----------

      STATE & NATIONAL BANKS -- 54.4%
      AmSouth Bancorporation..........................   6,750        156,516
      BankFirst Corporation*<F16>.....................  10,000         92,500
      Banknorth Group, Inc............................   7,500        247,500
      BT Financial Corporation........................   5,900        144,734
      CCB Financial Corporation.......................   4,000        211,500
      CENIT Bancorp, Inc..............................   3,500         66,828
      Commerce Bancorp, Inc...........................   9,055        387,101
      Community Independent Bank Inc..................   1,200         14,325
      Drovers Bancshares Corporation..................  11,025        250,819
      FCNB Corp.......................................  14,000        306,250
      First Charter Corporation.......................  11,000        272,250
      First Colonial Group, Inc.......................   3,150         75,206
      First Western Bancorp, Inc......................   6,000        201,000
      Fulton Financial Corporation....................  15,510        320,863
      Greater Bay Bancorp.............................   8,500        282,625
      Harleysville National Corporation...............   2,000         71,500
      Hudson United Bancorp...........................   4,000        122,500
      JeffBanks, Inc..................................  20,133        572,532
      Main Street Bancorp, Inc........................  13,555        196,548
      Mercantile Bankshares Corporation...............  12,000        424,500
      National Penn Bancshares, Inc...................   5,000        117,656
      Net.B@nk, Inc.*<F16>............................   7,950        302,100
      PNC Bank Corp...................................   4,000        230,500
      Regions Financial Corporation...................   6,000        230,625
      Republic First Bancorp, Inc.*<F16>..............  14,100        112,800
      Royal Bancshares of Pennsylvania, Inc. -- Class A 16,116        261,885
      Royal Bank of Canada............................   2,800        124,250
      S&T Bancorp, Inc................................  14,000        353,500
      Silicon Valley Bancshares.......................  10,000        247,500
      Sun Bancorp, Inc................................  10,588        255,435
      Sun Bancorp, Inc. -- New Jersey *<F16>..........  15,225        266,437
      Yardville National Bancorp......................  17,500        218,750
                                                                  -----------
                                                                    7,139,035
                                                                  -----------
      TOTAL FINANCE & INSURANCE...............................     10,779,240
                                                                  -----------

MANUFACTURING -- 2.3%
      MISCELLANEOUS INDUSTRIAL MACHINERY & EQUIPMENT -- 0.5%
      SI Handling Systems, Inc........................   5,850         61,425
                                                                  -----------

      PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 1.8%
      Environmental Tectonics Corporation *<F16>......  25,400        241,300
                                                                  -----------
      TOTAL MANUFACTURING.....................................        302,725
                                                                  -----------

REAL ESTATE INVESTMENT TRUSTS -- 7.0%
      Brandywine Realty Trust.........................  12,000        237,750
      Crown American Realty Trust.....................  14,000        102,375
      Liberty Property Trust..........................  13,000        323,375
      Resource Asset Investment Trust.................  20,000        252,500
                                                                  -----------
      TOTAL REAL ESTATE INVESTMENT TRUSTS.....................        916,000
                                                                  -----------

SERVICES -- 5.6%
      COMPUTER SERVICES -- 3.9%
      DocuCorp International, Inc.*<F16>..............   6,300         25,987
      Sanchez Computer Associates, Inc. *<F16>........  14,200        491,675
                                                                  -----------
                                                                      517,662
                                                                  -----------

      FINANCIAL SERVICES -- 1.7%
      The Ashton Technology Group, Inc.*<F16>.........   7,000         87,500
      Towne Services, Inc.*<F16>......................  16,300        128,362
                                                                  -----------
                                                                      215,862
                                                                  -----------
      TOTAL SERVICES..........................................        733,524
                                                                  -----------
      TOTAL COMMON STOCKS (COST $12,110,214)..................     12,731,489
                                                                  -----------

SHORT-TERM INVESTMENTS -- 0.9%
      MONEY MARKET MUTUAL FUNDS -- 0.9%
      Firstar Institutional Money Market Fund.........  64,817         64,817
      Firstar U.S. Government Money Market Fund.......  60,436         60,436
                                                                  -----------
      TOTAL SHORT-TERM INVESTMENTS (COST $125,253)............        125,253
                                                                  -----------
      TOTAL INVESTMENTS (COST $12,235,467) -- 97.9%...........     12,856,742
                                                                  -----------
OTHER ASSETS AND LIABILITIES, NET -- 2.1%.....................        274,661
                                                                  -----------
NET ASSETS -- 100.0%..........................................    $13,131,403
                                                                  -----------
                                                                  -----------
*<F16>    Non-income producing security.

See accompanying Notes to Financial Statements


THE HOMESTATE YEAR 2000 FUND
----------------------------


SCHEDULE OF INVESTMENTS                                         JUNE 30, 1999

                                                                       MARKET
                                                         SHARES        VALUE
                                                         ------        ------
COMMON STOCKS -- 79.1%
COMMUNICATIONS & BROADCASTING -- 2.6%
      FlashNet Communications, Inc.*<F17>.............   2,000    $    58,875
      4Kids Entertainment, Inc.*<F17>.................   6,600        117,150
      OneMain.com, Inc.*<F17>.........................   2,300         54,337
                                                                  -----------
      TOTAL COMMUNICATIONS & BROADCASTING.....................        230,362
                                                                  -----------

FINANCE & INSURANCE -- 0.8%
      Progress Financial Corporation..................   4,000         58,500
      Wit Capital Group, Inc.*<F17>...................     500         17,000
                                                                  -----------
      TOTAL FINANCE & INSURANCE...............................         75,500
                                                                  -----------

MANUFACTURING -- 29.1%
      COMPUTER & OFFICE EQUIPMENT -- 20.8%
      Apple Computer, Inc.*<F17>......................   6,000        277,875
      Cisco Systems, Inc.*<F17>1<F19>.................   7,000        451,063
      Hewlett-Packard Company.........................   2,100        211,050
      Microsoft Corporation*<F17>.....................   1,000         90,188
      Novell, Inc.*<F17>..............................   8,000        212,000
      Safeguard Scientifics, Inc.*<F17>1<F19>.........   3,400        210,800
      Unisys Corporation*<F17>........................  11,000        428,312
                                                                  -----------
                                                                    1,881,288
                                                                  -----------

      MISCELLANEOUS ELECTRICAL MACHINERY, EQUIPMENT & SUPPLIES -- 8.3%
      Applied Micro Circuits Corporation*<F17>........   2,300        189,175
      Herley Industries, Inc.*<F17>...................  15,000        195,937
      The Titan Corporation*<F17>.....................  10,000        110,000
      Vishay Intertechnology, Inc.*<F17>..............  12,500        262,500
                                                                  -----------
                                                                      757,612
                                                                  -----------
      TOTAL MANUFACTURING.....................................      2,638,900
                                                                  -----------

SERVICES -- 46.6%
      BUSINESS SERVICES -- 3.5%
      Diamond Technology Partners Incorporated*<F17>..  14,000        313,250
                                                                  -----------

      COMPUTER SERVICES -- 35.8%
      Alloy Online, Inc.*<F17>........................   4,000         45,750
      BroadVision, Inc.*<F17>.........................   1,800        132,750
      Cognicase Inc.*<F17>............................   9,100        149,012
      Complete Business Solutions, Inc.*<F17>1<F19>...  17,000        304,937
      Compuware Corporation*<F17>.....................   4,000        127,250
      Concentric Network Corporation*<F17>............   1,000         39,750
      DocuCorp International, Inc.*<F17>..............   5,800         23,925
      Exodus Communications, Inc.*<F17>...............   3,000        359,813
      Javelin Systems, Inc.*<F17>.....................   6,500         79,625
      Juno Online Services, Inc.*<F17>................     500         11,500
      Mastech Corporation*<F17>1<F19>.................  24,200        450,725
      Mercury Interactive Corporation*<F17>...........   7,400        261,775
      Metamor Worldwide, Inc.*<F17>...................   4,000         96,250
      Sanchez Computer Associates, Inc.*<F17>.........   9,800        339,325
      Sapiens International Corporation N.V.*<F17>....   5,000         49,688
      Segue Software, Inc.*<F17>......................  10,700         77,575
      SunGard Data Systems Inc.*<F17>1<F19>...........   7,000        241,500
      Tangram Enterprise Solutions, Inc.*<F17>........  21,000         61,688
      TAVA Technologies, Inc.*<F17>...................  14,500        111,469
      USinternetworking, Inc.*<F17>...................   2,500        105,000
      Verio Inc.*<F17>................................   1,600        111,200
      Whittman-Hart, Inc.*<F17>.......................   2,000         63,500
                                                                  -----------
                                                                    3,244,007
                                                                  -----------

      MEDICAL HEALTH & SERVICES -- 1.4%
      Colorado MEDtech, Inc.*<F17>....................   6,000        131,625
                                                                  -----------

      TELECOMMUNICATION SERVICES -- 5.9%
      Allegiance Telecom, Inc.*<F17>..................   1,500         82,312
      Hyperion Telecommunications, Inc.-- Class A*<F17>  3,800         71,487
      Intermedia Communications Inc.*<F17>............   3,000         90,000
      NEXTLINK Communications, Inc. -- Class A*<F17>..   1,000         74,375
      Qwest Communications International Inc.*<F17>...   3,900        128,944
      RCN Corporation*<F17>...........................   2,000         83,250
                                                                  -----------
                                                                      530,368
                                                                  -----------
      TOTAL SERVICES..........................................      4,219,250
                                                                  -----------
      TOTAL COMMON STOCKS (COST $5,724,666)...................      7,164,012
                                                                  -----------

SHORT-TERM INVESTMENTS -- 25.8%
      MONEY MARKET MUTUAL FUNDS -- 4.7%
      Firstar Institutional Money Market Fund......... 394,205        394,205
      Firstar U.S. Government Money Market Fund.......  32,625         32,625
                                                                  -----------
      TOTAL MONEY MARKET MUTUAL FUNDS.........................        426,830
                                                                  -----------

                                                       PRINCIPAL       MARKET
                                                         AMOUNT        VALUE
                                                       ----------     -------
      VARIABLE RATE DEMAND NOTES #<F18> -- 21.1%
      Firstar Bank, 4.9700%...........................$399,333        399,333
      General Mills, Inc., 4.8250%.................... 400,566        400,566
      Pitney Bowes, Inc., 4.8250%..................... 388,424        388,424
      Warner-Lambert Co., 4.7010%..................... 319,579        319,579
      Wisconsin Electric Power Co., 4.7006%........... 398,921        398,921
                                                                  -----------
      TOTAL VARIABLE RATE DEMAND NOTES........................      1,906,823
                                                                  -----------
      TOTAL SHORT-TERM INVESTMENTS (COST $2,333,653)..........      2,333,653
                                                                  -----------
      TOTAL INVESTMENTS (COST $8,058,319) -- 104.9%...........      9,497,665
                                                                  -----------

                                                         SHARES
                                                        -------
SECURITIES SOLD SHORT -- (3.6%)
      Intel Corporation...............................   2,000      (119,000)
      Micron Technology, Inc..........................   2,000       (80,625)
      Tupperware Corporation..........................   5,000      (127,500)
                                                                  -----------
      TOTAL SECURITIES SOLD SHORT (PROCEEDS $291,578).........      (327,125)
                                                                  -----------
OTHER ASSETS AND LIABILITIES, NET -- (1.3%)...................      (114,867)
                                                                  -----------
NET ASSETS -- 100.0%..........................................     $9,055,673
                                                                  -----------
                                                                  -----------

*<F17>    Non-income producing security.

#<F18>    Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 1999.

1<F19>    All or a portion of the securities have been committed as collateral for open short positions.

See accompanying Notes to Financial Statements


THE HOMESTATE GROUP
-------------------


STATEMENTS OF ASSETS AND LIABILITIES                             JUNE 30, 1999
                                     PENNSYLVANIA   SELECT BANKING   YEAR 2000
                                     GROWTH FUND   AND FINANCE FUND    FUND
                                    -------------  ----------------    ----
ASSETS
Investments in securities at
market value (identified cost
$73,639,232,$12,235,467, and
$8,058,319,respectively) (Note 2)... $ 95,797,373    $12,856,742    $9,497,665
Cash................................           --         93,422            --
Deposits with brokers and custodian
  bank for securities sold short....           --             --       291,578
Receivables for:
  Dividends and interest............       60,574         27,066         7,835
  Investment securities sold........    4,560,198        263,519        53,081
  Capital shares sold...............      116,251         49,320            --
Other assets........................       10,615          6,525         3,622
                                     ------------    -----------    ----------
     Total assets...................  100,545,011     13,296,594     9,853,781
                                     ------------    -----------    ----------

LIABILITIES
Securities sold short at market
value (proceeds $0, $0 and $291,578,
respectively) (Note 2)..............           --             --       327,125
Payables for:
  Investment securities purchased...    1,090,398         44,104       275,767
  Capital shares repurchased........      140,695         48,514       128,037
  Payable to Adviser................       59,401         10,247         5,058
Accrued expenses and other
  liabilities                             277,958         62,326        62,121
                                      -----------    -----------    ----------
     Total Liabilities..............    1,568,452        165,191       798,108
                                      -----------    -----------    ----------
NET ASSETS..........................  $98,976,559    $13,131,403    $9,055,673
                                      -----------    -----------    ----------
                                      -----------    -----------    ----------

NET ASSETS CONSIST OF:
Shares of beneficial interest.......$  75,135,661    $12,860,958     8,146,139
Accumulated net investment income...       60,157         16,540            --
Accumulated net realized gain
 (loss) on investments...............   1,622,600       (367,370)     (494,265)
Net unrealized appreciation
  on investments...................... 22,158,141        621,275     1,439,346
Net unrealized depreciation
  on securities sold short............         --             --       (35,547)
                                    -------------   ------------   -----------
     Net assets.....................$  98,976,559    $13,131,403    $9,055,673
                                    -------------    -----------    ----------
                                    -------------    -----------    ----------

NET ASSETS VALUE AND REDEMPTION
  PRICE PER SHARE
  ($98,976,559/8,457,754 issued
  and outstanding shares, no par
  value; $13,131,403/983,217 issued
  and outstanding shares, no par value;
  and $9,055,673/743,796 issued and
  outstanding shares, no par value,
  respectively).....................       $11.70         $13.36        $12.17
                                           ------         ------        ------
                                           ------         ------        ------

Maximum offering price per share
  (100/95.25 of $11.70, 100/95.25
  of $13.36, and 100/97.10 of
  $12.17, respectively).............       $12.28         $14.03        $12.53
                                           ------         ------        ------
                                           ------         ------        ------

See accompanying Notes to Financial Statements


THE HOMESTATE GROUP
-------------------


STATEMENTS OF OPERATIONS FOR THE FISCAL YEAR ENDED JUNE 30, 1999

                                    PENNSYLVANIA    SELECT BANKING   YEAR 2000
                                     GROWTH FUND  AND FINANCE FUND        FUND
                                     -----------  ----------------   ---------
INVESTMENT INCOME:
  Dividends (net of foreign taxes
  withheld of $0, $129 and $0
  respectively).....................$  1,361,926  $     235,994   $      6,516
  Interest..........................     150,244         39,554         65,781
                                    ------------   ------------      ---------
     Total investment income........   1,512,170        275,548         72,297
                                    -------------  ------------      ---------

EXPENSES:
  Investment Advisory fees..........     784,190        119,952         92,173
  12b-1 fees........................     365,956         41,984         64,521
  Shareholder servicing
  and accounting....................     250,115         59,353         51,180
  Professional fees.................      56,935         26,681         11,227
  Trustees' fees and expenses.......      10,274          4,917          4,915
  Administration fees...............      65,533         28,520         28,140
  Reports to shareholders...........      27,332          6,843          1,584
  Federal and state
  registration fees.................      27,250         15,597         15,749
  Custody fees......................      38,395          8,408          7,595
  Other.............................       1,252             63             68
                                    -------------  ------------      ---------
     Total expenses before
     fee waivers....................   1,627,232        312,318        277,152
  Advisory fee waived...............          --        (30,430)        (9,851)
                                    -------------  ------------      ---------
  Total operating expenses before
    dividends on short positions....   1,627,232        281,888        267,301
  Dividends on short positions......          --             --          4,120
                                    -------------  ------------      ---------
     Total expenses.................   1,627,232        281,888        271,421
                                    ------------   ------------      ---------
NET INVESTMENT  LOSS................    (115,062)        (6,340)      (199,124)
                                    -------------  ------------      ---------

REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS:
  Realized gain (loss) on:
     Long transactions..............   1,882,775     1,155,621      (63,236)
     Short transactions.............          --        78,861       85,575
     Options contracts
       expired or closed............          --       (51,020)     (74,901)
  Change in unrealized
    appreciation/depreciation on:
     Investments.................... (15,945,518)   (2,201,340)      93,933
     Short positions................          --        29,325      (64,759)
                                    ------------- ------------    ---------
  Net realized and unrealized
    loss on investments............. (14,062,743)     (988,553)     (23,388)
                                    ------------- ------------    ---------

NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.........$(14,177,805) $   (994,893)   $(222,512)
                                    ------------- ------------    ---------
                                    ------------- ------------    ---------

See accompanying Notes to Financial Statements


THE HOMESTATE GROUP
-------------------

STATEMENTS OF CHANGES IN NET ASSETS                                JUNE 30, 1999

FOR THE FISCAL YEAR ENDED            PENNSYLVANIA   SELECT BANKING    YEAR 2000
  JUNE 30, 1999                      GROWTH FUND   AND FINANCE FUND  FUND**<F21>
                                     ------------  ----------------  ----------
OPERATIONS:
  Net investment loss..............  $   (115,062)   $    (6,340)    $ (199,124)
  Net realized gain (loss):
   Long transactions...............     1,882,775      1,155,621        (63,236)
   Short transactions..............         --            78,861         85,575
   Option contracts expired
     or closed.....................         --           (51,020)       (74,901)
  Change in unrealized
    appreciation/depreciation on:
   Investments.....................   (15,945,518)    (2,201,340)        93,933
   Short positions.................         --            29,325        (64,759)
                                     ------------    -----------     ----------
     NET DECREASE IN NET ASSETS
     RESULTING FROM OPERATIONS.....   (14,177,805)      (994,893)      (222,512)
                                      ------------   -----------     ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain from
    investment transactions........    (1,454,374)          --             --
                                      ------------   -----------     ----------

CAPITAL SHARE TRANSACTIONS: (NOTE 3)
  Net decrease in net assets resulting
   from capital share transactions    (20,828,165)    (3,299,623)    (1,695,251)
                                      ------------   -----------     ----------

TOTAL DECREASE IN NET ASSETS.......   (36,460,344)    (4,294,516)    (1,917,763)
NET ASSETS:
  Beginning of period...............  135,436,903     17,425,919     10,973,436
                                      ------------   -----------     ----------
  End of period.....................  $98,976,559    $13,131,403     $9,055,673
                                      ------------   -----------     ----------
                                      ------------   -----------     ----------

FOR THE FISCAL YEAR                                  SELECT BANKING
ENDED JUNE 30, 1998                   PENNSYLVANIA   AND FINANCE      YEAR 2000
                                      GROWTH FUND    FUND**<F21>      FUND*<F20>
                                      ------------   --------------   ----------

OPERATIONS:
  Net investment loss .............. $  (520,439) $   (257,011)   $    (80,621)
  Net realized gain (loss):
   Long transactions ...............   6,549,655      (947,726)       (487,353)
   Short transactions ..............          --       (43,734)        (48,650)
   Option contracts
     expired or closed .............          --        76,123          94,300
  Change in unrealized..............
    appreciation/depreciation on:
   Investments .....................  17,298,591     2,218,095       1,345,413
   Short positions .................          --       (31,446)         29,212
                                    ------------  ------------    ------------
     NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS .....  23,327,807     1,014,301         852,301
                                    ------------  ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net realized gain from
    investment transactions ........  (3,611,930)     (576,757)          --
                                    ------------  ------------    ------------

CAPITAL SHARE TRANSACTIONS: (NOTE 3)
  Net increase in net assets
    resulting from capital
    share transactions                26,144,053    11,360,600      10,121,135
                                    ------------  ------------    ------------
TOTAL INCREASE IN NET ASSETS .......  45,859,930    11,798,144      10,973,436
NET ASSETS:
  Beginning of period ..............  89,576,973     5,627,775           --
                                    ------------  ------------    ------------
  End of period ....................$135,436,903  $ 17,425,919    $ 10,973,436
                                    ------------  ------------    ------------
                                    ------------  ------------    ------------

*<F20>    For the period October 31, 1997 (commencement of operations) through
June 30, 1998.

**<F21>   Prior to October 30, 1998 was known as the Select Opportunities Fund.

See accompanying Notes to Financial Statements


THE HOMESTATE GROUP
-------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
PENNSYLVANIA GROWTH FUND**<F23>
                                                               PERIODS ENDED
                                            ---------------------------------------------------

                                            6/30/99    6/30/98    6/30/97    6/30/96    6/30/95
                                            ---------------------------------------------------

Net asset value at beginning of period       $13.03    $10.78     $10.63    $ 7.84      $ 6.19
                                             ------    ------     ------    ------      ------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment loss                           (0.01)1   (0.05)1    (0.03)    (0.04)      (0.01)
                                                <F24>     <F24>
Net realized and unrealized gain
    (loss) on investments                     (1.18)     2.70       0.89      3.09        1.77
                                             ------    ------     ------    ------      ------
  Total from investment operations            (1.19)     2.65       0.86      3.05        1.76
                                             ------    ------     ------    ------      ------

LESS DISTRIBUTIONS
------------------
Dividends from net investment income             --        --         --        --          --
Distributions from net realized gains         (0.14)    (0.40)     (0.71)    (0.26)      (0.11)
                                             ------    ------     ------    ------      ------
  Total distributions                         (0.14)    (0.40)     (0.71)    (0.26)      (0.11)
                                             ------    ------     ------    ------      ------
Net asset value at end of period             $11.70    $13.03     $10.78    $10.63      $ 7.84
                                             ------    ------     ------    ------      ------
                                             ------    ------     ------    ------      ------
Total return*<F22>                          (9.24)%    25.04%      9.56%    39.94%      28.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)    $98,977  $135,437    $89,577   $55,828     $20,388
Ratio of expenses to average net assets
    before reimbursement by Adviser           1.56%     1.49%      1.77%     1.85%       2.00%
Ratio of expenses to average
    net assets after reimbursement
    by Adviser                                 na2       na2        na2       na2        1.91%
                                              <F25>     <F25>      <F25>     <F25>
Ratio of net investment loss
    to average net assets before
    reimbursement by Adviser                (0.11)%   (0.45)%    (0.39)%   (0.58)%     (0.20)%
Ratio of net investment loss
    to average net assets after
    reimbursement by Adviser                   na2       na2        na2       na2      (0.10)%
                                              <F25>     <F25>      <F25>     <F25>
Portfolio turnover rate                         88%       51%        50%       66%         51%

*<F22>    Total return does not reflect 4.75% maximum sales charge.

**<F23>   The per share data reflects 2 for 1 stock split which occurred
December 29, 1997.

1<F24>    Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

2<F25>    Not applicable: no reimbursements were made by the Adviser.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
SELECT BANKING AND FINANCE FUND
                                                       PERIODS ENDED
                                            ---------------------------------
                                            6/30/99     6/30/98      6/30/97+
                                                                         <F26>
                                            -------     -------      --------
Net asset value at beginning of period       $13.42      $11.70        $10.00
                                             ------      ------        ------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment loss                           (0.01)1     (0.20)1       (0.03)
                                               <F30>       <F30>
Net realized and unrealized
     gain (loss) on investments               (0.05)       2.46          1.73
                                             ------      ------        ------
   Total from investment operations           (0.06)       2.26          1.70
                                             ------      ------        ------
LESS DISTRIBUTIONS
------------------

Distributions from net realized gains            --       (0.54)           --
                                             ------      ------        $11.70
                                             ------      ------        ------
Net asset value at end of period             $13.36      $13.42        ------
                                             ------      ------        ------
Total return**<F28>                         (0.45)%      19.56%        17.00%***
                                                                           <F29>

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)    $13,131     $17,426        $5,628
Ratio of operating expenses to
     average net assets before
     reimbursement by Adviser
     and waivers                              2.60%       2.59%         8.10%*
                                                                           <F27>
Ratio of operating expenses to
     average net assets after
     reimbursement by Adviser
     and waivers2<F31>                        2.35%       2.35%         2.35%*
                                                                           <F27>
Ratio of dividends on short
     positions to average net assets            --        0.02%           --
Ratio of net investment loss to
     average net assets before
     reimbursement by Adviser and waivers   (0.31)%     (1.99)%       (6.85)%*
                                                                           <F27>
Ratio of net investment loss to
     average net assets after
     reimbursement by Adviser and waivers   (0.05)%     (1.75)%       (1.10)%*
                                                                           <F27>
Portfolio turnover rate                        158%        115%           59%

+<F26>    From commencement of operations: February 18, 1997.

*<F27>    Annualized.

**<F28>   Total return does not reflect 4.75% maximum sales charge.

***<F29>  Not annualized.

1 <F30>Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

2 <F31>   The operating expense ratio excludes dividends on short positions.
The ratio including dividends on short positions for the periods ended June 30, 1999, 1998 and 1997 were 2.35%, 2.37% and 2.35%, respectively.


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
YEAR 2000 FUND

                                                             PERIODS ENDED
                                                        -----------------------
                                                        6/30/99   6/30/98+<F32>
                                                        --------  --------
Net asset value at beginning of period.................. $12.09   $10.00
                                                         ------   ------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment loss1<F36>...............................  (0.22)   (0.16)
Net realized and unrealized gain on investments.........   0.30     2.25
                                                         ------   ------
   Total from investment operations.....................   0.08     2.09
                                                         ------   ------
Net asset value at end of period........................ $12.17   $12.09
                                                         ------   ------
                                                         ------   ------
Total return**<F34>.....................................  0.66%    20.90%***
                                                                        <F35>
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)................ $9,056  $10,973
Ratio of operating expenses to
     average net assets before
     reimbursement by Adviser and waivers...............  3.01%    5.29%*
                                                                      <F33>
Ratio of operating expenses to
   ..average net assets after reimbursement
     by Adviser and waivers2<F37>.......................  2.90%    2.90%*
                                                                      <F30>
Ratio of dividends on short positions
     to average net assets..............................  0.04%    0.03%*
                                                                      <F33>
Ratio of net investment loss to
     average net assets before
     reimbursement by Adviser and waivers............... (2.27)%  (4.56)%*
                                                                       <F33>
Ratio of net investment loss to
     average net assets after
     reimbursement by Adviser and waivers...............  (2.16)% (2.17)%*
                                                                       <F33>
Portfolio turnover rate.................................     200%     44%

+<F32>From commencement of operations: October 31, 1997.

*<F33>Annualized.

**<F34>Total return does not reflect 2.90% maximum sales charge.

***<F35>Not annualized.

1<F36>Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

2<F37>The operating expense ratio excludes dividends on short positions. The ratio including dividends on short positions for the periods ended
June 30, 1999 and 1998 were 2.94% and 2.93%, respectively.
See accompanying Notes to Financial Statements


THE HOMESTATE GROUP
-------------------

NOTES TO FINANCIAL STATEMENTS                                    JUNE 30, 1999

NOTE 1 -- DESCRIPTION OF FUNDS

  The HomeState Group (the "Trust"), an open-end management company, was established as a Pennsylvania common law trust on August 26, 1992, and is registered under the Investment Company Act of 1940, as amended. The Trust has established three series: the HomeState Pennsylvania Growth Fund, the HomeState Select Banking and Finance Fund and the HomeState Year 2000 Fund (each a "Fund" and collectively, the "Funds"). The investment objectives of the HomeState Funds are set forth below.

  The HomeState Pennsylvania Growth Fund commenced operations on October 1, 1992. The investment objective of the Fund is long-term growth of capital through investments primarily in the common stock of companies with headquarters or significant operations in the Commonwealth of Pennsylvania. To pursue its objective, the Fund will invest at least 65% of its total assets in such companies. Consequently, the Fund may be subject to risk from economic changes and political developments occurring within Pennsylvania.

  The HomeState Select Banking and Finance Fund commenced operations on February 18, 1997. The investment objective of the Fund is long-term growth through capital appreciation. Income is a secondary objective. To pursue its objective, the Fund will invest at least 65% of its total assets in banking and financial services companies. Prior to October 20, 1998, the Fund was named the HomeState Select Opportunities Fund and had a different investment objective.

  The Year 2000 Fund commenced operations on October 31, 1997. The investment objective of the Fund is long-term growth of capital by investing in equity securities of public companies which have stated, or been reported as possessing, an intention of developing or supporting marketable solutions to problems stemming from the susceptibility of various business and other computer application programs or systems to fail, or to produce inappropriate results, regarding data, calculations or other processing involving dates subsequent to December 31, 1999. To pursue its objective, the Fund will invest at least 65% of its total assets in such companies.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies, in conformity with generally accepted accounting principles, which were consistently followed by each Fund in the preparation of their financial statements.

  SECURITY VALUATION -- Investment securities traded on a national securities exchange are valued at the last reported sales price at 4:00 p.m. Eastern time, unless there are no transactions on the valuation date, in which case they are valued at the mean between the closing asked price and the closing bid price. Securities traded over-the-counter are valued at the last reported sales price unless there is no reported sales price, in which case the mean between the closing asked price and the closing bid price is used. Debt securities with maturities of sixty days or less are valued at amortized cost, which approximates market value. Where market quotations are not readily available, securities are valued using methods which the Board of Trustees believe in good faith accurately reflects their fair value.

  INCOME RECOGNITION -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

  SECURITIES TRANSACTIONS -- Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined using the first in, first out (FIFO) cost method.

  DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records distributions to shareholders on the ex-dividend date. Net gains realized from securities transactions, if any, will normally be distributed to shareholders in July and December. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.

  FEDERAL INCOME TAXES -- The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of its taxable income. Accordingly, no provision for federal income taxes is considered necessary in the financial statements.

  USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  CALL AND PUT OPTIONS -- The HomeState Select Banking and Finance Fund and the Year 2000 Fund may write and/or purchase exchange-traded call options and purchase exchange-traded put options on securities in the Fund. When the Funds write a call option, an amount equal to the premium received is reflected as a liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. If an option which the Funds have written either expires on its stipulated expiration date, or if the Funds enter into a closing purchase transaction, the Funds realize a gain (or loss if the cost of the closing transaction exceeds the premium received when the option is sold), and the liability related to such option is extinguished. If a call option which the Funds have written is exercised, the Funds realize a gain or loss from the sale of the underlying security, and the proceeds of which are increased by the premium originally received. The Funds did not write any call options for the periods ended June 30, 1999.

  The premium paid by the Funds for the purchase of a put option is recorded as an investment and subsequently marked to market to reflect the current market value of the option purchased. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds realize a loss in the amount of the cost of the option. If the Funds exercise a put option, they realize a gain or loss from the sale of the underlying security, the proceeds of which are decreased by the premium originally paid. The HomeState Select Banking and Finance Fund and the Year 2000 Fund limit the aggregate value of puts and call options to 5% and 25% of each Fund's net assets, respectively.

  SHORT SALES -- The HomeState Select Banking and Finance Fund and the Year 2000 Fund may sell securities short. Short sales are transactions in which the Funds sell a security they do not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Funds must borrow the security to deliver to the buyer upon the short sales; the Funds then are obligated to replace the security borrowed by purchasing it in the open market at some later date. The Funds will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Funds maintain the collateral in a segregated account consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The Funds are liable for any dividends payable on securities while those securities are in a short position. The HomeState Select Banking and Finance Fund and the Year 2000 Fund limit the value of short positions to 5% and 25% of each Fund's net assets, respectively. At June 30, 1999, the Year 2000 Fund had 3.6% of its net assets in short positions.

NOTE 3 -- CAPITAL STOCK

  At June 30, 1999, each Fund had an authorized unlimited number of shares of beneficial interest with no par value.

  The following table summarizes the capital share transactions of each Fund:

  PENNSYLVANIA GROWTH FUND*<F38>
                                       FOR THE YEAR           FOR THE YEAR
                                   ENDED JUNE 30, 1999    ENDED JUNE 30, 1998
                                   -------------------    -------------------

                                    SHARES     AMOUNT      SHARES     AMOUNT
                                    ------     ------      ------     ------
  Sales                         1,098,267 $ 12,032,229  2,479,310  $31,272,950
  Reinvested distributions        106,851    1,384,784    289,625    3,434,230
  Redemptions                  (3,141,056) (34,245,178)  (687,419)  (8,563,127)
                               ----------  -----------  ---------    ---------
  Net increase (decrease)      (1,935,938)$(20,828,165) 2,081,516  $26,144,053
                               ---------- ------------  ---------  -----------
                               ---------- ------------  ---------  -----------

  SHARES OUTSTANDING:
  Beginning of period           10,393,692               8,312,176
                                ----------              ----------
  End of period                  8,457,754              10,393,692
                                ----------              ----------
                                ----------              ----------

  *<F38> Capital share transactions restated to reflect the 2 for 1 stock split which occurred on December 29, 1997.

  SELECT BANKING AND FINANCE FUND
                                       FOR THE YEAR           FOR THE YEAR
                                   ENDED JUNE 30, 1999    ENDED JUNE 30, 1998
                                   -------------------    -------------------
                                   SHARES     AMOUNT      SHARES      AMOUNT
                                   ------     ------      ------     -------
  Sales                           231,262  $2,587,041  1,049,028  $14,439,121
  Reinvested distributions             --          --     40,961      526,023
  Redemptions                    (546,632) (5,886,664)  (272,369)  (3,604,544)
                                 --------  ----------  ---------  -----------
  Net increase (decrease)        (315,370) $(3,299,623)  817,620  $11,360,600
                                ---------  ----------- ---------  -----------
                                ---------  ----------- ---------  -----------

  SHARES OUTSTANDING:
  Beginning of period            1,298,587               480,967
                                 ---------             ---------
  End of period                    983,217             1,298,587
                                 ---------             ---------
                                 ---------             ---------

  YEAR 2000 FUND                                             FOR THE PERIOD
                                                            OCTOBER 31, 1997
                                                            (COMMENCEMENT OF
                                      FOR THE YEAR             OPERATIONS)
                                   ENDED JUNE 30, 1999   THROUGH JUNE 30, 1998
                                   -------------------   ---------------------
                                    SHARES     AMOUNT      SHARES     AMOUNT
                                    ------     ------      ------     ------
  Sales                            372,656  $ 3,852,170   986,236  $11,013,893
  Redemptions                     (536,825)  (5,547,421)  (78,271)    (892,758)
                                  --------- -----------  --------  -----------
  Net increase (decrease)         (164,169) $(1,695,251)  907,965  $10,121,135
                                  --------- -----------  --------  -----------
                                  --------- -----------  --------  -----------
  SHARES OUTSTANDING:
  Beginning of period              907,965                     --
                                  --------               --------
  End of period                    743,796                907,965
                                  --------               --------
                                  --------               --------

NOTE 4 -- INVESTMENT TRANSACTIONS

  During the periods ended June 30, 1999, purchases and sales of investment securities (excluding securities sold short and short-term investments) were as follows:
                                      PENNSYLVANIA   SELECT BANKING   YEAR 2000
                                      GROWTH FUND   AND FINANCE FUND  FUND
                                      ------------  ----------------  ---------
  Purchases                           $ 89,490,360    $18,415,368   $16,177,213
  Sales                               $113,223,041    $21,347,320   $19,468,057

  The following balances for the Funds are as of June 30, 1999:

                             COST FOR      NET TAX     TAX BASIS    TAX BASIS
                              FEDERAL    UNREALIZED      GROSS        GROSS
                              INCOME    APPRECIATION   UNREALIZED   UNREALIZED
                          TAX PURPOSES (DEPRECIATION) APPRECIATION DEPRECIATION
                          ------------ -------------- ------------ ------------
  Pennsylvania Growth
    Fund                  $73,597,780   $22,199,593   $26,547,862  $(4,348,269)
  Select Banking
    and Finance Fund       12,218,927       637,815     1,362,101     (724,286)
  Year 2000 Fund            8,093,347     1,404,318     1,726,133     (321,815)

  At June 30, 1999, the HomeState Select Banking and Finance and Year 2000 Funds had accumulated net realized capital loss carryovers of $331,878 and $457,119, respectively, expiring in 2007. To the extent these Funds realize future net capital gains, taxable distributions to their shareholders will be offset by any unused capital loss carryover for the respective Funds. In addition, the HomeState Select Banking and Finance and Year 2000 Funds realized, on a tax basis, post-October losses through June 30, 1999 of $30,896 and $2,118, respectively, which are not recognized for tax purposes until the first day of the following fiscal year.

NOTE 5 -- EXPENSES AND TRANSACTIONS WITH AFFILIATED PARTIES

  Emerald Advisers, Inc. serves as the investment adviser (the "Adviser") to the Funds for which it receives investment advisory fees from each Fund. The fee for the HomeState Pennsylvania Growth Fund is based on average daily net assets at the annual rate of 0.75% on assets up to and including $250 million, 0.65% for assets in excess of $250 million up to and including $500 million, 0.55% for assets in excess of $500 million up to and including $750 million, and 0.45% for assets in excess of $750 million. The fee for the HomeState Select Banking and Finance Fund is based on average daily net assets at the annual rate of 1.00% on assets up to and including $100 million and 0.90% for assets in excess of $100 million. The fee for the Year 2000 Fund is based on average daily net assets at the annual rate of 1.00% on assets up to and including $100 million, 0.90% for assets in excess of $100 million. Under the terms of the investment advisory agreement which expires on December 31, 1999, Emerald Advisers, Inc. may also voluntarily reimburse the Funds for certain expenses. Through June 30, 1999, the Adviser has voluntarily agreed to waive its advisory fee and/or reimburse other expenses for the HomeState Select Banking and Finance Fund and the Year 2000 Fund to the extent that the Fund's total operating expenses exceeds 2.35% and 2.90% of the average daily net assets of the Funds, respectively.

  The following table summarizes the advisory fees and expense waivers/reimbursements for the period ended June 30, 1999.


                                                  GROSS    ADVISORY FEE
                                                 ADVISORY     WAIVED
                                                 --------  ------------
  Pennsylvania Growth Fund ..................... $784,190    $    --
  Select Banking and Finance Fund  .............  119,952     30,430
  Year 2000 Fund  ..............................   92,173      9,851


NOTE 6 -- OTHER AGREEMENTS

  Rafferty Capital Markets, Inc. (the Distributor), is the sole distributor of the Trust shares pursuant to a Distribution Agreement with each Fund. Each Fund has adopted a distribution services plan (the "Plan") under Rule 12b-1 of the Investment Company Act of 1940. The Plan allows each Fund to reimburse the Distributor for a portion of the costs incurred in distributing each Fund's shares, including amounts paid to brokers or dealers, at an annual rate not to exceed 0.35% of the HomeState Pennsylvania Growth and Select Banking and Finance Funds' average daily net assets and not to exceed 0.70% of the Year 2000 Fund. During the period ended June 30, 1999, the HomeState Pennsylvania Growth Fund, Select Banking and Finance Fund and Year 2000 Fund incurred expenses of $365,956, $41,984 and $64,521, respectively, pursuant to the Plan.

  Firstar Mutual Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Funds. Firstar Bank Milwaukee, N.A. serves as custodian for the Funds.

  The Funds' Declaration of Trust provides that each Trustee affiliated with the Funds' Adviser shall serve without compensation and each Trustee who is not so affiliated shall receive fees from each Fund and expense reimbursements for each Trustees meeting attended. A member of the Fund's Board of Trustees who is not affiliated with the Adviser is employed as a practicing attorney and is a partner in the law firm of Duane, Morris & Heckscher, the Fund's legal counsel. Legal fees aggregating $27,839, $10,840 and $5,038 were incurred by the HomeState Pennsylvania Growth Fund, the HomeState Select Banking and Finance Fund and the Year 2000 Fund, respectively, to Duane, Morris & Heckscher during the year ended June 30, 1999.

NOTE 7 -- SUBSEQUENT EVENTS

  A special meeting of shareholders of the Year 2000 Fund will be held on September 29, 1999. The purpose of the meeting will be to approve changes to the investment objective and name. The Board has proposed broadening the investment objective to invest primarily in companies principally engaged in the technology sector and to modify the Fund's fundamental restrictions as necessary to pursue this objective. The Board has recommended changing one of the Fund's fundamental restrictions from investing a minimum of 25% of the Fund's total assets in the "information technology group" to the broader "technology sector" as required by the proposed investment objective. The proposed name change is "The HomeState Emerging Technologies Fund."

THE HOMESTATE GROUP
-------------------


REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of The HomeState Group

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the HomeState Pennsylvania Growth Fund, the HomeState Select Banking and Finance Fund (formerly known as the HomeState Select Opportunities Fund) and the Year 2000 Fund (constituting The HomeState Group, hereafter referred to as the "Funds") at June 30, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

/S/PRICEWATERHOUSECOOPERS LLC

Milwaukee, Wisconsin
July 30, 1999


THE HOMESTATE GROUP
-------------------


TAX INFORMATION

REQUIRED INCOME TAX DISCLOSURES

  In early 1999, shareholders received information regarding all distributions paid to them by the Funds during the fiscal year ended June 30, 1999. The Funds hereby designate the following amounts as long-term capital gains distributions.

                                   PENNSYLVANIA   SELECT BANKING     YEAR 2000
                                   GROWTH FUND   AND FINANCE FUND      FUND
                                   ------------  ----------------    ---------
  Capital Gains Taxed at 20%        $1,454,574       $ --              $ --


                              THE HOME STATE GROUP
                              --------------------


                               INVESTMENT ADVISER
                               ------------------
                             EMERALD ADVISERS, INC.
                                 LANCASTER, PA

                                  DISTRIBUTOR
                                  -----------
                         RAFFERTY CAPITAL MARKETS, INC.
                                  HARRISON, NY

                               ADMINISTRATOR AND
                                 TRANSFER AGENT
                                 --------------
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                                 MILWAUKEE, WI

                                   CUSTODIAN
                                   ---------
                          FIRSTAR BANK MILWAUKEE, N.A.
                                 MILWAUKEE, WI

                            INDEPENDENT ACCOUNTANTS
                            -----------------------
                           PRICEWATERHOUSECOOPERS LLP
                                 MILWAUKEE, WI

                                 LEGAL COUNSEL
                                 -------------
                           DUANE, MORRIS & HECKSCHER
                                 HARRISBURG, PA

                               BOARD OF TRUSTEES
                               -----------------
                                 BRUCE E. BOWEN
                            KENNETH G. MERTZ II, CFA
                             SCOTT C. PENWELL, ESQ.
                                 SCOTT L. REHR
                                H.J. ZOFFER, PHD

                                FUND MANAGEMENT
                                ---------------
                             EMERALD ADVISERS, INC.
                             1857 WILLIAM PENN WAY
                                 P.O. BOX 10666
                              LANCASTER, PA 17605

                              SHAREHOLDER SERVICES
                              --------------------
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                                  P.O. BOX 701
                            MILWAUKEE, WI 53210-0701

                               TELEPHONE NUMBERS
                               -----------------
                 THE FUND                        (800) 232-0224
                 MARKETING / BROKER SERVICES     (800) 232-OK-PA
                 SHAREHOLDER SERVICES            (800) 232-0224
                          24 HOUR PRICING INFORMATION
                          ---------------------------
                                 1-800-232-0224

   This report is for the general information of Fund shareholders.  For more detailed information about the Fund, please consult a copy of the Fund's current prospectus. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a copy of the current prospectus.
08/99